Exhibit 21.1
List of Subsidiaries of Celanese Corporation
(As of December 31, 2025)

Name of Company	Jurisdiction
Aggregate Ownership of more than 70% (100% aggregate ownership unless otherwise indicated)
Acetate (Malta) Company Limited	Malta
Acetate Belgium Holdings B.V.	Netherlands
Acetate Belgium Holdings LLC	Delaware
Acetate Europe Coöperatief U.A.	Netherlands
Acetate Holdings LLC	Delaware
Acetate Intermediate Holdings LLC	Delaware
Acetate International LLC	Delaware
Acetate Hong Kong Holdings LLC	Delaware
Acetate Luxembourg S.à r.l.	Luxembourg
Acetate Sales U.S. Ltd.	Texas
Acetate UTP Holdings LLC	Delaware
Acetex Chimie S.A.S.	France
Advanced Elastomer Systems Unlimited	United Kingdom
CdwllMex S. de R.L. de C.V.	Mexico
CE Mexico Holdings LLC	Delaware
CE Receivables LLC	Delaware
Celanese (Bermuda) Holdings GP Limited	Bermuda
Celanese (Bermuda) Manufacturing Holdings Limited	Bermuda
Celanese (Bermuda) Mercury GP Limited	Bermuda
Celanese (China) Holding Co., Ltd.	China
Celanese (Germany) Infraserv Holdings I GmbH	Germany
Celanese (Germany) Infraserv Holdings 2 GmbH	Germany
Celanese (Malta) 2 Partnership	Malta
Celanese (Malta) Acetyls Holding Limited	Malta
Celanese (Malta) Company Limited	Malta
Celanese (Malta) EUR FinCo Limited	Malta
Celanese (Malta) Finance Holdings Limited	Malta
Celanese (Malta) Finance Holdings 2 Limited	Malta
Celanese (Malta) JPY FinCo Limited	Malta
Celanese (Malta) Partnership	Malta
Celanese (Nanjing) Business Management Co. Ltd.	China
Celanese (Nanjing) Chemical Co., Ltd.	China
Celanese (Shanghai) Chemical Trading Co., Ltd.	China
Celanese (Shanghai) Electronic Materials Co., Ltd.	China
Celanese (Shanghai) International Trading Co., Ltd.	China
Celanese (Shanghai) Polymers Co., Ltd.	China
Celanese (Shenzhen) Engineered Materials Co., Ltd.	China
Celanese (Shenzhen) New Materials Co., Ltd.	China
Celanese (Shenzhen) Performance Materials Co., Ltd.	China
Celanese (Suzhou) Engineering Plastics Co., Ltd.	China
Celanese (Switzerland) Acetyls Holdings Sàrl	Switzerland
Celanese (Switzerland) AT Holdings Sàrl	Switzerland
Celanese (Switzerland) Holdings Sàrl	Switzerland
Celanese (Switzerland) IP Holdings 2 Sàrl	Switzerland
Celanese (Switzerland) IP Holdings Sàrl	Switzerland

Celanese (Switzerland) IPCo Sàrl	Switzerland
Celanese (Thailand) Limited	Thailand
Celanese Acetate C.V.	Netherlands
Celanese Acetate LLC	Delaware
Celanese Acetate Holdings LLC	Delaware
Celanese Acetyls IP Germany GmbH	Germany
Celanese Americas LLC	Delaware
Celanese Beteiligungs GmbH	Germany
Celanese BV	Belgium
Celanese Canada Holdings Limited	United Kingdom
Celanese Canada ULC	Canada
Celanese Chemicals, Inc.	Delaware
Celanese Chemicals India Private Limited	India
Celanese Chemicals S.A. (Pty) Ltd.	South Africa
Celanese China Holdings LLC	Delaware
Celanese Comercial S. de R.L. de C.V.	Mexico
Celanese Deutschland Holding GmbH	Germany
Celanese Electronic Materials Hong Kong Limited	Hong Kong
Celanese Electronic Materials Kabushiki Kaisha	Japan
Celanese Electronic Materials UK Limited	United Kingdom
Celanese Emulsions Limited	United Kingdom
Celanese Emulsions Pension Plan Trustees Limited	United Kingdom
Celanese Europe B.V.	Netherlands
Celanese EVA Performance Polymers LLC	Delaware
Celanese Europe Holdings LLC	Delaware
Celanese Far East Limited	Hong Kong
Celanese Finance Holdings 2 Limited	Jersey
Celanese France Holdings S.à r.l.	Luxembourg
Celanese Global Relocation LLC	Delaware
Celanese Holding 1, S. de R.L. de C.V.	Mexico
Celanese Holding Company Limited	Hong Kong
Celanese Holdings (Malta) Limited	Malta
Celanese Holdings Germany One GmbH	Germany
Celanese Holdings Germany Two GmbH	Germany
Celanese Hong Kong Holdings 1 LLC	Delaware
Celanese Hong Kong Holdings LLC	Delaware
Celanese Hungary Kft.	Hungary
Celanese India Holdings B.V.	Netherlands
Celanese Intermediate Holdings LLC	Delaware
Celanese International Corporation	Delaware
Celanese IP Germany GmbH	Germany
Celanese IP Hungary Bt.	Hungary
Celanese ISH Holdings LLC	Delaware
Celanese Japan Limited	Japan
Celanese Kabushiki Kaisha	Japan/Delaware
Celanese Korea Ltd.	Korea
Celanese Ltd.	Texas
Celanese Materials India Limited	India

Celanese Materials Korea Inc.	Korea
Celanese Materials México S. de R.L. de C.V.	Mexico
Celanese Mediterranean Holdings LLC	Delaware
Celanese Mercury Holdings Inc.	Delaware
Celanese Mercury Holdings UK Limited	United Kingdom
Celanese Mercury Property Germany GmbH	Germany
Celanese Mexico Holdings LLC	Delaware
Celanese MHI Holdings LLC	Delaware
Celanese Microcircuits Industries, Ltd.	Bermuda
Celanese Operations México S. de R.L. de C.V.	Mexico
Celanese Performance Solutions Belgium BV	Belgium
Celanese Performance Solutions Company Limited	Taiwan
Celanese Performance Solutions Germany GmbH	Germany
Celanese Performance Solutions Singapore Pte. Ltd.	Singapore
Celanese Performance Solutions Switzerland Sàrl	Switzerland
Celanese Polymer Products (Thailand) Company Limited	Thailand
Celanese Polymer Products Canada Company	Canada
Celanese Polymer Products Canada Holdings Inc.	Canada
Celanese Polymer Products Netherlands B.V.	Netherlands
Celanese Polymer Products UK Ltd.	United Kingdom
Celanese Polymer Products, LLC	Delaware
Celanese Polymers Holding, Inc.	Delaware
Celanese Production Belgium BV	Belgium
Celanese Production Germany GmbH & Co. KG	Germany
Celanese Production Italy S.r.l.	Italy
Celanese Production Netherlands B.V.	Netherlands
Celanese Production Sweden AB	Sweden
Celanese Production Switzerland AG	Switzerland
Celanese Production UK Limited	United Kingdom
Celanese Property Germany GmbH & Co. KG	Germany
Celanese Property Holding Germany GmbH	Germany
Celanese PTE. LTD.	Singapore
Celanese S.A.	Argentina
Celanese Sales Austria GmbH	Austria
Celanese Sales Czech Republic s.r.o.	Czech Republic
Celanese Sales France S.A.S.	France
Celanese Sales Germany GmbH	Germany
Celanese Sales Ibérica, S.L.U.	Spain
Celanese Sales Italy S.r.l.	Italy
Celanese Sales Netherlands B.V.	Netherlands
Celanese Sales UK Limited	United Kingdom
Celanese Sales U.S. Ltd.	Texas
Celanese Services Belgium BV	Belgium
Celanese Services Germany GmbH	Germany
Celanese Services Italy S.r.l.	Italy
Celanese Services Singapore Pte. Ltd.	Singapore
Celanese Services UK Limited	United Kingdom
Celanese Shanghai Holdings LLC	Delaware

Celanese Singapore Acetyls Holding PTE. LTD.	Singapore
Celanese Singapore Chemical Holding PTE. LTD.	Singapore
Celanese Singapore Emulsions PTE. LTD.	Singapore
Celanese Singapore PTE. LTD.	Singapore
Celanese Singapore VAM PTE. LTD.	Singapore
Celanese Specialty Products, Inc.	Delaware
Celanese Specialty Products Austria GmbH	Austria
Celanese Switzerland AG	Switzerland
Celanese Turkey Performans Çözümleri Limited Şirketi	Turkey
Celanese Uentrop GmbH	Germany
Celanese US Holdings LLC	Delaware
Celanese US IPCo, Inc.	Delaware
Celanese Ventas Mexico S. de R.L. de C.V.	Mexico
Celanese Worldwide Holdings 2 LLC	Delaware
Celanese Worldwide Holdings 3 Corporation	Delaware
Celanese Worldwide Holdings 5 LLC	Delaware
Celanese Worldwide Holdings LLC	Delaware
Celtran, Inc.	Delaware
Celwood Insurance Company	Vermont
CELX Investments S.à r.l.	Luxembourg
CEMX Holdings LLC	Delaware
CNA Holdings LLC	Delaware
Elwood Limited	Bermuda
FKAT LLC	Delaware
Grupo Celanese, S. de R.L. de C.V.	Mexico
Holding Softer America S. de R.L. de C.V	Mexico
Infraserv Verwaltungs GmbH	Germany
KEP Americas Engineering Plastics, LLC	Delaware
Micromax (Germany) GmbH	Germany
Micromax (Taiwan) Holdings LLC	Delaware
Micromax (US) Holdings LLC	Delaware
Micromax (US) LLC	Delaware
Micromax Electronic Materials (Singapore) Pte. Ltd.	Singapore
Performance Solutions do Brasil Comércio de Polímeros Ltda	Brazil
Performance Solutions Hong Kong Company Limited	Hong Kong
Performance Solutions Japan Kabushiki Kaisha	Japan
Performance Solutions Luxembourg S.à r.l.	Luxembourg
Performance Specialty Products (India) Private Limited	India
Performance Specialty Products Sverige AB	Sweden
PM China, Inc.	Delaware
Polymer Products France SAS	France
Polymer Products Italy S.r.l.	Italy
Polymer Solutions Ibérica S.L.U.	Spain
Polymers & Resins de México S. de R.L. de C.V.	Mexico
PP EMEA Holding 1 B.V.	Netherlands
PT Celanese Indonesia Operations	Indonesia
PT Celanese Indonesia Services	Indonesia
RIOMAVA GmbH	Germany

Santoprene Production Pensacola LLC	Delaware
Servicios Corporativos Celanese S. de R.L. de C.V.	Mexico
SP Asia, LLC	Delaware
SP China, Inc.	Delaware
SP EMEA Holding 2 B.V.	Netherlands
SP India Holding 1 B.V.	Netherlands
SP International Holding 1 B.V.	Netherlands
Specialty Products Czech Republic s.r.o.	Czech Republic
Specialty Products Hungary Kft.	Hungary
Specialty Products Poland sp. z.o.o.	Poland
T&I NL Holding B.V.	Netherlands
Tenedora Tercera de Toluca S. de R.L. de C.V.	Mexico
Ticona Fortron Inc.	Delaware
Ticona LLC	Delaware
Ticona Polymers, Inc.	Delaware
Ticona Polymers Ltda.	Brazil
UM Umweltmanagement GmbH & Co. KG	Germany
UM Umweltmanagement Verwaltungs GmbH	Germany

Aggregate Ownership of 70% or less
Celanese Filaments-Americas, LLC[1]	Delaware
Celanese Filaments-Europe, B.V.[1]	Netherlands
Celanese Xingda Filaments Company Limited[1]	China
Ceramer GmbH[2]	Germany
CTE Petrochemicals Company[3]	Cayman Islands
DuBay Polymer GmbH[3]	Germany
Fairway Methanol LLC[3]	Delaware
Fortron (Shanghai) International Trading Co. Ltd.[3]	China
Fortron Industries, LLC[3]	North Carolina
Fortron China Holdings LLC[3]	Delaware
InfraServ GmbH & Co. Gendorf KG5	Germany
Infraserv GmbH & Co. Höchst KG6	Germany
InfraServ GmbH & Co. Wiesbaden KG7	Germany
Korea Engineering Plastics Co., Ltd.[3]	Korea
Kunming Cellulose Fibers Company, Limited[8]	China
Mylar Hongji Films Foshan Co. Ltd.[4]	China
Mylar Hongji Films Ningbo Co. Ltd.[4]	China
Mylar Specialty Films China Limited[9]	China
Mylar Specialty Films Incorporated[3]	Delaware
Mylar Specialty Films Luxembourg S.A.[3]	Luxembourg
Mylar Specialty Films Netherlands B.V.[3]	Netherlands
Mylar Specialty Films UK Limited[3]	United Kingdom
Mylar Specialty Films U.S. Limited Partnership[10]	Delaware
National Methanol Company[11]	Saudi Arabia
Nantong Cellulose Fibers Company, Limited[12]	China
Nutrinova Germany GmbH[8]	Germany
Nutrinova Holdings GmbH[8]	Germany
Nutrinova Netherlands B.V.[8]	Netherlands

Nutrinova US LLC[8]	Delaware
Toray Celanese Co., Ltd.[3]	Japan
Yncoris GmbH & Co. KG13	Germany
Zhuhai Cellulose Fibers Company, Limited[8]	China

1	Aggregate ownership is 70.00%

2	Aggregate ownership is 40.00%

3	Aggregate ownership is 50.00%

4	Aggregate ownership is 26.01%

5	Aggregate ownership is 29.90%

6	Aggregate ownership is 31.20%

7	Aggregate ownership is 7.90%

8	Aggregate ownership is 30.00%

9	Aggregate ownership is 51.00%

10	Aggregate ownership is 49.93%

11	Aggregate ownership is 25.00%

12	Aggregate ownership is 30.68%

13	Aggregate ownership is 21.90%